Exhibit 99.1

M-tron Industries, Inc. Announces Timing of Q3, 2022 Results and Investor Presentation and Earnings Call

ORLANDO, Florida (November 7, 2022)—M-tron Industries, Inc. (NYSE American: MPTI) (“Company” or “MtronPTI”) announced today that the Company will release its third quarter 2022 financial results after market close on Monday, November 14, 2022.  An investor presentation via live webcast and earnings call hosted by members of the MtronPTI management team will be held on Tuesday, November 15, 2022 at 9:00 AM Eastern Time.

Investors and other interested parties may access a live webcast of the conference call using the following details:

https://event.on24.com/wcc/r/3986501/5FFC0A7F646E843A4487002ED1A3F144

The call can also be accessed live via telephone using the following dial-in details:

Toll-Free Dial-In Number: (888) 440-4199

Toll Dial-In Number: (646) 960-0818

Conference ID: 6978153

Please log in to the webcast to register or dial in to the call at least 15 minutes prior to the start of the event. Note that you will need to register in advance for the webcast and must dial in if you want to ask any questions in the Q&A session immediately following the investor presentation.

An archive of the webcast will be available after the call on the Events and Presentations page on the Investor Relations section of MtronPTI’s website at https://ir.mtronpti.com/events-and-presentations/default.aspx, along with MtronPTI’s earnings press release.

About MtronPTI:

M-tron Industries, Inc. trades publicly on the NYSE American under the symbol MPTI.  Originally founded in 1965, MtronPTI designs, manufactures and markets highly-engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, MtronPTI provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. MtronPTI has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,”

“plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to MtronPTI, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by MtronPTI with the Securities and Exchange Commission, including those risks set forth under the heading “Risk Factors” in the Information Statement included as Exhibit 99.1 to the Company’s Form 10 Registration Statement as amended and filed with the SEC on August 19, 2022. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. MtronPTI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

For further information, please contact:

M-tron Industries, Inc.:

Investor Relations:

James Tivy

ir@mtronpti.com